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                                                                   EXHIBIT 99.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Friendly Ice Cream Corporation (the "Company") for the period ended March 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul V. Hoagland, as Executive Vice President of Administration and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                      By: /s/ PAUL V. HOAGLAND
                          -----------------------------------------------------
                          Name:  Paul V. Hoagland
                          Title: Executive Vice President of Administration and
                                 Chief Financial Officer
                          Date: April 28, 2003

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.